UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) September 8, 2005

Impac Mortgage Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-14100	33-0675505
(Commission File Number)	(IRS Employer Identification No.)

1401 Dove Street, Newport Beach, California	92660
(Address of Principal Executive Offices)	(Zip Code)

(949) 475-3600

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Restricted Stock Grant

In connection with the August 12, 2005 grant to Gretchen D. Verdugo of 5,000 shares of restricted stock (the “Shares”) pursuant to the 2001 Stock Option, Deferred Stock and Restricted Stock Plan of Impac Mortgage Holdings, Inc. (the “Company”), which grant was previously reported on a Form 8-K filed on September 2, 2005, as of September 8, 2005, the Company has agreed to pay the taxes related to the issuance of the Shares and Ms. Verdugo has filed an election pursuant to Section 83(b) of the Internal Revenue Code of 1983, as amended, so that the tax basis of the shares is based on the fair market value as of the grant date. On August 12, 2005, the Company’s stock price closed at $13.76 as reported by the New York Stock Exchange.

Amendment to Trust Preferred Securities – Impac Capital Trust #1

On September 16, 2005, the Company entered into a Second Amended and Restated Trust Agreement with JPMorgan Bank, N.A, as Property Trustee, Chase Bank USA, N.A., as Delaware Trustee and the administrative trustees of the Trust and an Amended and Restated Junior Subordinated Indenture with JPMorgan Chase Bank, N.A., as trustee, amending the agreements originally entered into on April 1, 2005. The amended agreements (i) change the date on which the variable interest rate will begin from the date after March 30, 2010 to the date after April 30, 2010, (ii) change the dividend payment dates from March 30, June 30, September 30 and December 30 to January 30, April 30, July 30 and October 30 of each year, (iii) change the date after which interest may be deferred from March 30, 2006 to April 30, 2006, (iv) change the optional redemption date from March 30, 2010 to April 30, 2010 and (v) change the maturity date from March 30, 2035 to April 30, 2035.

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Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

4.1	Amended and Restated Junior Subordinated Indenture between Impac Mortgage Holdings, Inc. and JPMorgan Chase Bank, N.A. dated September 16, 2005.

10.1	Second Amended and Restated Trust Agreement among Impac Mortgage Holdings, Inc., JPMorgan Chase Bank, N.A., Chase Manhattan Bank USA, N.A., and the Administrative Trustees named therein, dated September 16, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPAC MORTGAGE HOLDINGS, INC.
Date: September 19, 2005
	By:	/s/ Richard J. Johnson
	Name:	Richard J. Johnson
	Title:	Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit Number	Description
4.1	Amended and Restated Junior Subordinated Indenture between Impac Mortgage Holdings, Inc. and JPMorgan Chase Bank, N.A. dated September 16, 2005.

10.1	Second Amended and Restated Trust Agreement among Impac Mortgage Holdings, Inc., JPMorgan Chase Bank, N.A., Chase Manhattan Bank USA, N.A., and the Administrative Trustees named therein, dated September 16, 2005.

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